UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 7, 2019

HOUSTON WIRE & CABLE COMPANY

(Exact name of registrant as specified in its charter)

Delaware	000-52046	36-4151663
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

10201 North Loop East
Houston, TX	77029
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:   (713) 609-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule  405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	HWCC	The Nasdaq Stock Market

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 7, 2019, the Company held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, 14,721,214 shares, par value $.001, or approximately 88.61% of the 16,613,012 shares outstanding and entitled to vote at the Annual Meeting, were present in person or by proxy. Set forth below are the matters acted upon by Company stockholders at the Annual Meeting, and the final voting results on each such matter.

Proposal 1: Election of Directors. The number of votes cast for and withheld from each nominee, as well as the number of broker non-votes, were as follows:

Name of Nominee	Votes For	Votes Withheld
Roy W. Haley	11,967,736	240,054
Margaret S. Laird	12,091,944	115,846
James L. Pokluda III	11,955,056	252,734
Robert L. Reymond	12,093,144	114,646
Sandford W. Rothe	12,068,630	139,160
William H. Sheffield	12,058,556	149,234
G. Gary Yetman	12,065,740	142,050

There were 2,513,424 broker non-votes as to Proposal 1.

All seven nominees were elected.

Proposal 2: Ratification of Selection of Ernst & Young LLP as Independent Registered Public Accounting Firm. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes For as a Percentage of Votes Present at the Meeting	Votes Against	Abstentions
14,565,054	99.51%	70,385	85,775

There were no broker non-votes as to Proposal 2.

Proposal 2 received the affirmative vote of the holders of at least a majority of the shares of common stock present at the Annual Meeting and therefore was adopted.

Proposal 3: Advisory Vote to Approve the Company’s Executive Compensation. The number of votes cast for and against this matter, as well as the number of abstentions and broker non-votes, were as follows:

Votes For	Votes For as a Percentage of Votes Present at the Meeting	Votes Against	Abstentions
11,611,680	96.88%	373,142	222,968

There were 2,513,424 broker non-votes as to Proposal 3.

Proposal 3 received the affirmative vote of the holders of at least a majority of the shares of common stock present at the Annual Meeting and therefore was adopted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSTON WIRE & CABLE COMPANY

Date: May 13, 2019	By:	/s/ James L. Pokluda III
		Name:	James L. Pokluda III
		Title:	President and
Chief Executive Officer